Security Income Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated December 16, 2013

to the Statement of Additional Information, as supplemented from time to time, for the

Guggenheim Limited Duration Fund (the “Fund”)

This supplement provides additional information beyond that contained in the currently effective Statement of Additional Information (the “SAI”) and should be read in conjunction with the SAI.

The subsection under the section titled “Investment Restrictions” beginning on page 31 of the SAI is replaced in its entirety as set forth below.

Fundamental Policies – The fundamental policies of the Fund are:

1.	The Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.	The Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

3.	The Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

4.	The Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

5.	The Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

6.	The Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

7.	The Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

8.	The Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, the Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the loan agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.

For purposes of Fundamental Policy Three, industries are determined by reference to the classifications of industries set forth in the Fund’s semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to a Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.

For purposes of Fundamental Policy Five, investors should note that as of the date of the Fund’s SAI, the 1940 Act permits investments in commodities and commodity interests.

For purposes of Fundamental Policy Seven, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.

For purposes of Fundamental Policies Seven and Eight, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, the Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, the Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.

The Board of Directors of the Fund (the “Board”) recently voted on proposals affecting the Fund and its shareholders. These proposals include: (i) the election of five new independent director nominees to the Board (the “Election Proposal”); and (ii) an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Kansas corporation into a Delaware statutory trust (the “Reorganization Proposal” and together with the Election Proposal, the “Proposals”). The effectiveness of the Proposals depends on the votes of shareholders of certain other funds within the Family of Funds (as defined on page 64 of the SAI) that were in existence on November 25, 2013, the record date for the shareholder meeting. As the Fund was not in existence on the record date, shareholders of the Fund are not being asked to vote on the Proposals, which will become effective if approved by record date shareholders.

If the Election Proposal is approved by record date shareholders, the following individuals will become Directors of the Fund:

Name, Address and Year of Birth*	Position(s) Held with Security Income Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Guggenheim Fund Complex Overseen***	Other Directorships Held
Randall C. Barnes Year of Birth: 1951	None	N/A	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	83	Trustee of the Closed-End Funds, Exchange-Traded Funds and certain other closed-end funds advised by an affiliate Investment Manager (2004-present).

Roman Friedrich III Year of Birth: 1946	None	N/A	Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co, LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	79	Trustee of the Closed-End Funds and Exchange-Traded Funds (2003-present); Director of Mercator Minerals Ltd. (2013-present); Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009-present). Previously, Director of Blue Sky Uranium Corp. (formerly, Windstorm Resources Inc.) (2011-2012); Director of Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942	None	N/A	Consultant (1998-present). Formerly Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	79	Trustee of the Closed-End Funds and Exchange-Traded Funds (2004-present); Director of Peabody Energy Company (2003-present) and GP Natural Resource Partners, LLC (2002-present).

Ronald A. Nyberg Year of Birth: 1953	None	N/A	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).	85	Trustee of the Closed-End Funds, Exchange-Traded Funds and certain other closed-end funds advised by an affiliate Investment Manager (2003-present).

Ronald E. Toupin, Jr. Year of Birth: 1958	None	N/A	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	82	Trustee of the Closed-End Funds, Exchange-Traded Funds and certain other closed-end funds advised by an affiliate Investment Manager (2003-present); Trustee, Bennett Group of Funds (2011-2013).

*	The business address of each individual is c/o Guggenheim Investments, 2455 Corporate West Drive, Lisle, Illinois 60532.
**	This is the period for which each individual began serving Security Income Fund. Each individual would, if elected as a Director of the Fund, serve an indefinite term, until his or her successor is elected and qualified.
***	The “Guggenheim Fund Complex” includes all closed- and open-end funds and exchange-traded funds (including all of their portfolios) advised by Security Investors, LLC, also known as Guggenheim Investments and funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager. The number provided in this column represents the number of portfolios that would be overseen if the individual is elected.

It is expected that the following two individuals, who currently serve as Directors to the Fund, will retire shortly prior to the Board’s mandatory retirement age: Harry W. Craig, Jr. and Penny A. Lumpkin.

If the Reorganization Proposal is approved by record date shareholders, the Fund will reorganize as a series of a Delaware statutory trust (“Delaware Trust”) from a Kansas corporation into the Delaware Trust (the “Reorganization”). The purpose of the Reorganization is to redomicile the Fund into a Delaware Trust, which offers many advantages that should benefit the Fund and its shareholders over the long term, including increased flexibility to respond to changing market conditions. In order to effect this change, the Board approved on behalf of the Fund an Agreement and Plan of Reorganization.

Except as otherwise modified by another proposal discussed in this supplement, the investment objectives, policies, strategies and risks of the Fund will not change as a result of the Reorganization. On the effective date of the Reorganization, which is anticipated to occur on or about January 28, 2014, the series of the Delaware Trust will hold the same portfolio of securities previously held by the Fund. The Board, which will ultimately include the individuals discussed above, would be the same as those of the Fund and the series of the Delaware Trust would be operated in essentially the same manner as the Fund. The main operating agreements of the Delaware Trust would be substantially identical to those of Security Income Fund, the Fund’s current registrant, except for the identity of the Fund signatory and applicable state law.

Please Retain This Supplement for Future Reference

LDF-SAI-SUP-1213x0114

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